UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2014

INTERCORE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54012 (Commission File Number)	27-2506234 (I.R.S. Employer Identification No.)

1615 South Congress Avenue - Suite 103 Delray Beach, FL 33445 (Address of principal executive offices) (zip code)

(561) 900-3709 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Rhine Convertible Note Payable #1

On December 8, 2014, we entered into a Loan Agreement (the "Rhine Convertible Note Payable #1") with Rhine Partners, LP ("Rhine") under which we borrowed $300,000. This note bears interest at the rate of 18% per annum and matures on June 30, 2015. Additionally, a one-time facility fee of $25,000 was earned by Rhine upon the execution of this note. Outstanding principal may be converted at the election of Rhine at any time into shares of our Series D Preferred Shares at the price of $10.00 per share or into shares of our restricted common stock at a price of a 40% discount to market based on the average closing price of the five days preceding such election. Rhine has the right to make such a conversion election up to five days after we tender payment of the principal. In the event Rhine elects to convert the principal under this note into shares of our common stock, it may not elect such a conversion if the shares issued pursuant to the conversion would cause Rhine to own more than 9.99% of our then-outstanding common stock.

Additionally, under the terms of Rhine Convertible Note Payable #1, we agreed to issue a warrant to Rhine for the purchase up to 2,500,000 shares of our common stock at an exercise price of $1.00 per share for a period of four years. The warrant is 100% vested upon issuance. The warrant will contain a cashless exercise provision but will also contain a 9.99% limiter such that Rhine cannot exercise the warrant to purchase shares of common stock if such exercise would cause Rhine to own more than 9.99% of our then-outstanding common stock.

If we fail to repay this note in full by the maturity date, we must pay a penalty of $35,000 and the interest rates on all amounts due under this note increases from 18% per annum to 24% per annum.

Topside Convertible Note Payable #5

On December 30, 2014, we entered into a Loan Agreement (the "Topside Convertible Note Payable #5") with Topside Partners, LP ("Topside") under which we borrowed $40,000. This note bears interest at the rate of 18% per annum and matures on June 30, 2015. Additionally, a one-time facility fee of $2,500 was earned by Topside upon the execution of this note. Outstanding principal may be converted at the election of Topside at any time into shares of our Series D Preferred Shares at the price of $10.00 per share or into shares of our restricted common stock at a price of a 40% discount to market based on the average closing price of the five days preceding such election. Topside has the right to make such a conversion election up to five days after we tender payment of the principal. In the event Topside elects to convert the principal under this note into shares of our common stock, it may not elect such a conversion if the shares issued pursuant to the conversion would cause Topside to own more than 9.99% of our then-outstanding common stock.

Additionally, under the terms of Topside Convertible Note Payable #5, we agreed to issue a warrant to Topside for the purchase up to 275,000 shares of our common stock at an exercise price of $1.00 per share for a period of four years. The warrant is 100% vested upon issuance. The warrant will contain a cashless exercise provision but will also contain a 9.99% limiter such that Topside cannot exercise the warrant to purchase shares of common stock if such exercise would cause Topside to own more than 9.99% of our then-outstanding common stock.

If we fail to repay this note in full by the maturity date, we must pay a penalty of $5,000 and the interest rates on all amounts due under this note increases from 18% per annum to 24% per annum.

Rhine Convertible Note Payable #2

On December 31, 2014, we entered into another Loan Agreement (the "Rhine Convertible Note Payable #2") with Rhine under which we borrowed $260,000. This note bears interest at the rate of 18% per annum and matures on July 31, 2015. Additionally, a one-time facility fee of $25,000 was earned by Rhine upon the execution of this note. Outstanding principal may be converted at the election of Rhine at any time into shares of our Series D Preferred Shares at the price of $10.00 per share or into shares of our restricted common stock at a price of a 40% discount to market based on the average closing price of the five days preceding such election. Rhine has the right to make such a conversion election up to five days after we tender payment of the principal. In the event Rhine elects to convert the principal under this note into shares of our common stock, it may not elect such a conversion if the shares issued pursuant to the conversion would cause Rhine to own more than 9.99% of our then-outstanding common stock.

Additionally, under the terms of Rhine Convertible Note Payable #2, we agreed to issue a warrant to Rhine for the purchase up to 2,300,000 shares of our common stock at an exercise price of $1.00 per share for a period of four years. The warrant is 100% vested upon issuance. The warrant will contain a cashless exercise provision but will also contain a 9.99% limiter such that Rhine cannot exercise the warrant to purchase shares of common stock if such exercise would cause Rhine to own more than 9.99% of our then-outstanding common stock.

If we fail to repay this note in full by the maturity date, we must pay a penalty of $30,000 and the interest rates on all amounts due under this note increases from 18% per annum to 24% per annum.

Rhine Convertible Note Payable #3

On January 14, 2015, we entered into another Loan Agreement (the "Rhine Convertible Note Payable #3") with Rhine under which we borrowed $300,000. This note bears interest at the rate of 18% per annum and matures on January 31, 2016. Additionally, a one-time facility fee of $10,000 was earned by Rhine upon the execution of this note. Outstanding principal may be converted at the election of Rhine at any time into shares of our Series D Preferred Shares at the price of $10.00 per share or into shares of our restricted common stock at a price of a 30% discount to market based on the average closing price of the five days preceding such election. Rhine has the right to make such a conversion election up to five days after we tender payment of the principal. In the event Rhine elects to convert the principal under this note into shares of our common stock, it may not elect such a conversion if the shares issued pursuant to the conversion would cause Rhine to own more than 9.99% of our then-outstanding common stock.

Additionally, under the terms of Rhine Convertible Note Payable #3, we agreed to issue a warrant to Rhine for the purchase up to 2,500,000 shares of our common stock at an exercise price of $2.00 per share for a period of four years. The warrant is 100% vested upon issuance. The warrant will contain a cashless exercise provision but will also contain a 9.99% limiter such that Rhine cannot exercise the warrant to purchase shares of common stock if such exercise would cause Rhine to own more than 9.99% of our then-outstanding common stock.

If we fail to repay this note in full by the maturity date, we must pay a penalty of $10,000 and the interest rates on all amounts due under this note increases from 18% per annum to 24% per annum.

Topside Convertible Note Payable #6

On January 15, 2015, we entered into another Loan Agreement (the "Topside Convertible Note Payable #6") with Topside under which we borrowed $20,000. This note bears interest at the rate of 18% per annum and matures on June 30, 2015. Additionally, a one-time facility fee of $1,500 was earned by Topside upon the execution of this note. Outstanding principal may be converted at the election of Topside at any time into shares of our Series D Preferred Shares at the price of $10.00 per share or into shares of our restricted common stock at a price of a 30% discount to market based on the average closing price of the five days preceding such election. Topside has the right to make such a conversion election up to five days after we tender payment of the principal. In the event Topside elects to convert the principal under this note into shares of our common stock, it may not elect such a conversion if the shares issued pursuant to the conversion would cause Topside to own more than 9.99% of our then-outstanding common stock.

Additionally, under the terms of Topside Convertible Note Payable #6, we agreed to issue a warrant to Topside for the purchase up to 140,000 shares of our common stock at an exercise price of $2.00 per share for a period of four years. The warrant is 100% vested upon issuance. The warrant will contain a cashless exercise provision but will also contain a 9.99% limiter such that Topside cannot exercise the warrant to purchase shares of common stock if such exercise would cause Topside to own more than 9.99% of our then-outstanding common stock.

If we fail to repay this note in full by the maturity date, we must pay a penalty of $2,500 and the interest rates on all amounts due under this note increases from 18% per annum to 24% per annum.

Rhine Convertible Note Payable #4

On January 30, 2015, we entered into another Loan Agreement (the "Rhine Convertible Note Payable #4") with Rhine under which we borrowed $220,000. This note bears interest at the rate of 18% per annum and matures on January 31, 2016. Additionally, a one-time facility fee of $10,000 was earned by Rhine upon the execution of this note. Outstanding principal may be converted at the election of Rhine at any time into shares of our Series D Preferred Shares at the price of $10.00 per share or into shares of our restricted common stock at a price of a 30% discount to market based on the average closing price of the five days preceding such election. Rhine has the right to make such a conversion election up to five days after we tender payment of the principal. In the event Rhine elects to convert the principal under this note into shares of our common stock, it may not elect such a conversion if the shares issued pursuant to the conversion would cause Rhine to own more than 9.99% of our then-outstanding common stock.

Additionally, under the terms of Rhine Convertible Note Payable #4, we agreed to issue a warrant to Rhine for Rhine to purchase up to 150,000 shares of our common stock at an exercise price of $2.00 per share for a period of four years. The warrant is 100% vested upon issuance. The warrant will not contain a cashless exercise provision and will contain a 9.99% limiter such that Rhine cannot exercise the warrant to purchase shares of common stock if such exercise would cause Rhine to own more than 9.99% of our then-outstanding common stock.

If we fail to repay this note in full by the maturity date, we must pay a penalty of $10,000 and the interest rates on all amounts due under this note increases from 18% per annum to 24% per annum.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

As noted in Item 1.01, pursuant to the terms of the Rhine Convertible Notes Payable, they are convertible instruments, with the principal amount due thereunder convertible into either shares of our Series D Preferred Stock at $10.00 per share or shares of our common stock at a price equal to either 60% (Rhine Convertible Notes Payable #1 and #2) or 70% (Rhine Convertible Notes Payable #3 and #4) of the market price based upon the average closing price of the five days preceding such election. In connection with the Rhine Convertible Notes Payable, we also agreed issue Rhine warrants for the purchase of up to an aggregate of 7,450,000 shares of common stock at $1.00 per share (Rhine Convertible Notes Payable #1 and #2) or $2.00 per share (Rhine Convertible Notes Payable #3 and #4), which terminate four years after issuance. The issuance of these securities was or will be exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, due to the fact Rhine is an accredited and familiar with our operations, as represented by Rhine in the Rhine Convertible Notes Payable.

As noted in Item 1.01, pursuant to the terms of the Topside Convertible Notes Payable, they are convertible instruments, with the principal amount due thereunder convertible into either shares of our Series D Preferred Stock at $10.00 per share or shares of our common stock at a price equal to either 60% (Topside Convertible Note Payable #5) or 70% (Topside Convertible Note Payable #6) of the market price based upon the average closing price of the five days preceding such election. In connection with the Topside Convertible Notes Payable we also agreed issue Topside warrants for the purchase of up to an aggregate of 415,000 shares of common stock at $1.00 per share Topside Convertible Note Payable #5) or $2.00 per share (Topside Convertible Note Payable #6), which terminate four years after issuance. The issuance of these securities was or will be exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, due to the fact Topside is an accredited and familiar with our operations, as represented by Topside in the Topside Notes.

SECTION 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

	10.1	Rhine Partners, LP Convertible Note Payable #1
	10.2	Topside Partners, LP Convertible Note Payable #5

	10.3	Rhine Partners, LP Convertible Note Payable #2

	10.4	Rhine Partners, LP Convertible Note Payable #3

	10.5	Topside Partners, LP Convertible Note Payable #6

	10.6	Rhine Partners, LP Convertible Note Payable #4

	10.7	Form of Warrant under Rhine Partners, LP and Topside Partners, LP Convertible Notes Payable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2015	InterCore, Inc.
a Delaware corporation
/s/ James F. Groelinger

By: James F. Groelinger
Its: Chief Executive Officer